Exhibit 10.2

MUTUAL TERMINATION OF RESTRUCTURING SUPPORT AGREEMENT

This MUTUAL TERMINATION of that certain Restructuring Support Agreement, dated as of June 28, 2020 (as may be amended, supplemented or otherwise modified in accordance with its terms, the “Restructuring Support Agreement”), is made and entered into as of August 21, 2020, by and among the following parties (each of the following persons and entities described in sub-clauses (i) through (iii) of this preamble each, a “Party” and collectively, the “Parties”): 1

i.	Lilis Energy, Inc. (“Lilis”) and its direct and indirect subsidiaries who are Debtors (collectively, the “Company Parties”);
ii.	BMO Harris Bank N.A., Capital One, National Association and Credit Suisse AG, Cayman Islands Branch, (collectively, the “Consenting RBL Lenders”) as the undersigned holders of RBL Loan Claims; and
iii.

The Värde Fund XI (Master), L.P., The Värde Fund XII (Master), L.P., The Värde Skyway Mini-Master Fund, L.P., The Värde Skyway Fund, L.P., Värde Investment Partners (Offshore) Master, L.P., The Värde Fund VI-A, L.P., and Värde Investment Partners, L.P. (collectively, “Värde” and together with the Consenting RBL Lenders, the “Consenting Stakeholders”).

RECITALS

WHEREAS, on June 28, 2020, the Parties executed the Restructuring Support Agreement;

WHEREAS, on August 14, 2020, Värde notified the RBL Agent and the Company Parties of its intention not to provide (i) the Replacement DIP Facility and (ii) the Värde Equity Investment; and

WHEREAS, the Parties desire to terminate the Restructuring Support Agreement, subject to the terms of this Mutual Termination.

NOW THEREFORE, the Parties hereto agree as follows:

(i)	the Restructuring Support Agreement is hereby mutually terminated by each of the Parties, on its own behalf and on behalf of its successors and assignees, pursuant to Section 13.04 thereof;
(ii)

this Mutual Termination shall not affect those provisions of the Restructuring Support Agreement that are intended to survive a mutual termination, including Sections 7.01, 13.05, 15.01 (solely to the extent described by Section 15.01), and 16.22;

[1]	Capitalized terms used but not defined in this Mutual Termination shall have the meanings ascribed to them the Restructuring Support Agreement.

(iii)

for the avoidance of doubt, any surviving obligations of the Company Parties shall continue to be subject to the provisions of Sections 9.01 and 13.03(b) of the Restructuring Support Agreement in all respects;

(iv)

this Mutual Termination will not (a) impair or waive the rights of the any of the Parties to assert or raise any objection permitted under the Restructuring Support Agreement in connection with the Sale Alternative; (b) prevent the Parties from enforcing the surviving provisions of the Restructuring Support Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, the surviving provisions of the Restructuring Support Agreement; or (c) affect any rights or remedies of the Parties arising before or after the effectiveness of this Mutual Termination;

(v)

each Party represents and warrants that it has the requisite power and authority to execute, deliver and perform this Mutual Termination and that the execution, delivery and performance of this Mutual Termination does not constitute a breach or default under any provision of any organizational document or other document governing the Party’s internal affairs, any law or judgment applicable to any Party, or any contract or agreement to which a Party is bound;

(vi)

THIS MUTUAL TERMINATION IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF; and

(vii)

this Mutual Termination may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  Each individual executing this Mutual Termination on behalf of a Party has been duly authorized and empowered to execute and deliver this Mutual Termination on behalf of said Party.

[signature pages follow]

Company Parties’ Signature Page to
the Mutual Termination of Restructuring Support Agreement

LILIS Energy, Inc.

By: /s/ Joseph C. Daches

Name: Joseph C. Daches

Authorized Signatory

Brushy Resources, Inc.

By: /s/ Joseph C. Daches

Name: Joseph C. Daches

Authorized Signatory

impetro resources, LLC

By: /s/ Joseph C. Daches

Name: Joseph C. Daches

Authorized Signatory

Impetro operating llc

By: /s/ Joseph C. Daches

Name: Joseph C. Daches

Authorized Signatory

Company Parties’ Signature Page to
the Mutual Termination of Restructuring Support Agreement

LILIS operating Company, llc

By: /s/ Joseph C. Daches

Name: Joseph C. Daches

Authorized Signatory

Hurricane Resources llc

By: /s/ Joseph C. Daches

Name: Joseph C. Daches

Authorized Signatory

Consenting RBL Lender Signature Page to
the Mutual Termination of Restructuring Support Agreement

BMO Harris Bank, N.A.,

as an Initial Consenting RBL Lender

By: /s/ Melissa Guzmann________________

Name: Melissa Guzmann

Title: Director

Consenting RBL Lender Signature Page to
the Mutual Termination of Restructuring Support Agreement

Capital One, National Association,

as an Initial Consenting RBL Lender

By: /s/ Michael P. Robinson________________________

Name:Michael P. Robinson

Title:Senior Vice President

Consenting RBL Lender Signature Page to
the Mutual Termination of Restructuring Support Agreement

Credit Suisse AG, Cayman Islands Branch,

as an Initial Consenting RBL Lender

By: /s/ Megan Kane_________________________

Name:Megan Kane

Title:Authorized Signatory

By: /s/ Christopher Zybrick___________________

Name:Christopher Zybrick

Title:Authorized Signatory

Värde Signature Page to
the Mutual Termination of Restructuring Support Agreement

SEVERALLY AND NOT JOINTLY FOR EACH ENTITY LISTED BELOW:

By: /s/ Todd Jelen_____________________________________

Name:Todd Jelen

Title:Senior Managing Director

THE VÄRDE FUND VI-A, L.P.,

By: Värde Investment Partners G.P., LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

VÄRDE INVESTMENT PARTNERS, L.P.,

By: Värde Investment Partners G.P., LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

THE VÄRDE FUND XI (MASTER), L.P.,

By: Värde Fund XI G.P., LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

VÄRDE INVESTMENT PARTNERS (OFFSHORE) MASTER, L.P.,

By: Värde Investment Partners G.P., LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

THE VÄRDE SKYWAY FUND, L.P.,

By: The Värde Skyway Fund G.P., LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

THE VÄRDE SKYWAY MINI-MASTER FUND, L.P.,

By: The Värde Skyway Fund G.P., LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

THE VÄRDE FUND XII (MASTER), L.P.,

By: The Värde Fund XII G.P., LLC, its General Partner

By: The Värde Fund XII UGP, LLC, its General Partner

By: Värde Partners, L.P., its Managing Member

By: Värde Partners, Inc., its General Partner

Address: Värde Partners, Inc., 609 Main Street, Suite 3925, Houston, Texas 77002

E-mail address(es): dmacdonald@varde.com, legalnotices@varde.com